UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2011

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders of QuickLogic Corporation was held on Thursday, April 28, 2011. The following matters were voted upon at the meeting:

(i)	The following nominees were elected to hold office as Class III directors until the date on which the Annual Meeting of Stockholders is held in 2014:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
E. Thomas Hart	7,528,472	192.740	26,002,349
Christine Russell	7,555,580	165,632	26,002,349

(ii)	An advisory vote on executive compensation.

Votes For	7,132,352
Votes Against	416,563
Abstentions	172,297
Broker Non-Votes	26,002,349

(iii)	An advisory vote on the frequency of holding future advisory votes on executive compensation.

3 Years	4,534,579
2 Years	482,130
1 Year	2,452,697
Abstentions	251,806
Broker Non-Votes	26,002,349

(iv)	Approval of an amendment to the 2009 Stock Plan to, among other things, reserve an additional 1,500,000 shares of common stock for issuance under the Plan.

Votes For	6,396,863
Votes Against	1,219,600
Abstentions	104,749
Broker Non-Votes	26,002,349

(v)	The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of QuickLogic Corporation for the fiscal year ending January 1, 2012.

Votes For	33,516,191
Votes Against	137,805
Abstentions	69,565

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2011	QuickLogic Corporation

/s/ Ralph S. Marimon
Ralph S. Marimon Vice President of Finance and Chief Financial Officer

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